April 30, 2021

Baron Select Funds

– Baron New Asia Fund

– Baron WealthBuilder Fund

Supplement to Current Prospectuses and Statements of Additional Information and Summary Prospectus for Baron WealthBuilder Fund

Baron New Asia Fund

Shares of the Fund are not yet available for purchase.

Baron WealthBuilder Fund

Shares of Baron New Asia Fund, an Underlying Fund in which the Fund may invest, are not yet available for purchase. Accordingly, the Fund is not currently able to invest in Baron New Asia Fund.